SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
Wells Fargo Emerging Markets Bond Fund
Wells Fargo International Government Bond Fund
(each a “Fund”, together the “Funds”)

At a meeting held on May 21-22, 2019, the Board of Trustees of the Funds approved a change to the sub-adviser for each of the Funds to Wells Asset Management (International), Limited (“WFAM(I) Ltd”) in connection with the transfer of substantially all asset and liabilities of Wells Fargo Fargo Asset Management (International), LLC (“WFAM(I) LLC”), each Fund’s current sub-adviser, to WFAM(I) Ltd (the “Transfer”). The change will be effective immediately upon completion of the Merger, which is expected to occur on or about August 1, 2019 (the “Effective Date”). With the completion of the Merger, WFAM(I) LLC personnel will become exclusively personnel of WFAM(I) Ltd. The Merger will not result in any change to the services provided to the Funds or to their strategies or fees and expenses.

Effective on the Effective Date, all references in each Fund’s Prospectuses and Statement of Additional Information to WFAM(I) LLC as a sub-adviser will be replaced with WFAM(I) Ltd.

May 23, 2019	IER059/P301SP